YieldMax® Universe Fund of Option Income ETFs Trading Symbol: YMAX Listed on NYSE Arca, Inc. Summary Prospectus February 27, 2026 www.yieldmaxetfs.com

Before you invest, you may want to review the YieldMax® Universe Fund of Option Income ETFs (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 27, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

Investment Objective

The Fund’s investment objective is to seek current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	1.04%
Total Annual Fund Operating Expenses(2)	1.33%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) will pay all of the Fund’s expenses, except for the following: advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, namely the Underlying YieldMax® ETFs (as defined herein). Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$135	$421	$729	$1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 76%  of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income. The Fund is a “fund of funds,” meaning that it primarily invests its assets in the shares of other ETFs, rather than in securities of individual companies. In addition, from time to time, the Fund may invest directly in the securities and financial instruments in which one or more Underlying YieldMax® ETF (defined below) invests.

The Fund’s portfolio will be primarily composed of “YieldMax® ETFs,” which are all affiliated ETFs advised by Tidal Investments LLC (the “Adviser”) (each, an “Underlying YieldMax® ETF”). Each Underlying YieldMax® ETF in which the Fund may invest has a primary investment objective to seek current income, and a secondary investment objective to seek exposure to (i) the share price of a particular operating company, (ii) the performance of a portfolio of operating companies (such as a portfolio representing a particular economic sector, country, or other theme)), (iii) the performance of an index of operating companies, (iv) the share price of a particular ETF, (v) the share price of one or more ETFs or U.S.-listed exchange-traded products (“ETPs”), or (vi) the performance of a portfolio consisting of any combination of the foregoing (in each case, an “Underlying Reference Asset”). Because of the options strategies employed, an Underlying YieldMax® ETF participates partially in potential investment gains associated with its Underlying Reference Asset.

Why Invest in the Fund?

●	The Fund seeks to generate weekly cash distributions, primarily through investments in the Underlying YieldMax® ETFs.

●	Each Underlying YieldMax® ETF employs options strategies to generate options premiums and, for many Underlying YieldMax® ETFs, to provide exposure to performance of its Underlying Reference Asset; however, as a result of those options strategies, participation in potential investment gains is partial. Some Underlying YieldMax® ETFs may also invest directly in an Underlying Reference Asset and/or gain exposure to the Underlying Reference Asset through swap contracts.

●	The Fund’s portfolio of Underlying YieldMax® ETFs is generally rebalanced monthly, though from time to time it may be rebalanced on a more frequent basis, and may be adjusted to include eligible new Underlying YieldMax® ETFs. The Fund is designed to broaden access and simplify ownership for shareholders, providing them with exposure to a broader range of YieldMax® ETF investment opportunities in a single Fund.

Due to the Underlying YieldMax® ETFs’ investment strategies, the Fund’s participation in any gains of an Underlying Reference Asset is partial. However, the Fund is subject to all potential losses if the value of the Underlying Reference Asset decreases, which may not be offset by distributions or options premiums received by the Fund.

While the Fund seeks to provide current income pursuant to its investment objective, a portion (sometimes significant) of the Fund’s distributions may be classified as return of capital (“ROC”) for financial or tax reporting purposes. Generally speaking, ROC refers to the portion of a distribution from an investment that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect the Fund’s income or yield. See the prospectus section titled “Additional Information About the Funds” for more information about option premiums and ROC.

The Underlying YieldMax® ETFs

Each Underlying YieldMax® ETFs utilizes options strategies to generate options premiums, while also seeking to provide exposure to the Underlying Reference Asset (either synthetically through the use of derivatives or through direct investments). However, as a result of those options strategies, each Underlying YieldMax® ETF participates partially in potential investment gains. Each Underlying YieldMax® ETF’s options contracts may provide:

●	exposure to the performance of its Underlying Reference Asset,
●	option premiums, and
●	partial participation in gains, if any, of the performance of its Underlying Reference Asset.

Some Underlying YieldMax® ETFs, such as those that seek exposure to a portfolio of operating companies, invest directly in their Underlying Reference Asset instead of only using derivative instruments to gain exposure.

An investment in an Underlying YieldMax® ETF is not an investment in its Underlying Reference Asset.

●	Each Underlying YieldMax® ETF’s strategy may capture only a portion of the potential gains if its Underlying Reference Asset increases in value.
●	Each Underlying YieldMax® ETF’s strategy is subject to all potential losses if its Underlying Reference Asset decreases in value, which may not be offset by the options premiums it generates.
●	Some YieldMax® ETFs may invest directly in their Underlying Reference Asset.
●	Underlying YieldMax® ETF shareholders (including the Fund) are generally not entitled to any Underlying Reference Asset dividends, except with respect to those YieldMax® ETFs that invest directly in the Underlying Reference Asset.

Underlying YieldMax® ETFs – Options Contracts

The YieldMax® ETFs engage in a variety of options strategies.

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the “strike price”).
●	If exercised, an option contract obligates the seller to deliver shares (for a sold or “short” call) or buy shares (for a sold or “short” put) of the underlying asset at a specified price (the “strike price”).
●	Options contracts must be exercised or traded to close within a specified time frame, or they expire.

Each YieldMax® ETF’s options contracts are based on the value of the relevant Underlying Reference Asset (which may be a security, a portfolio of securities, or an index). Depending on the terms of the option contract, this gives the YieldMax® ETF the right or obligation to receive or deliver (i) shares of the Underlying Reference Asset, or (ii) where the Underlying Reference Asset is an index or a portfolio of securities, the applicable cash settlement amount (or other settlement amount) based on the value of such index or portfolio, in each case in exchange for the stated strike price, depending on whether the option contract is a call option or a put option and whether the YieldMax® ETF purchases or sells the option contract. Examples of options strategies utilized by the YieldMax® ETFs include the following:

●	A “synthetic covered call” strategy whereby the Underlying YieldMax® ETF writes (sells) call option contracts on the Underlying Reference Asset to generate options premiums, while also using options to gain synthetic exposure to the Underlying Reference Asset.
●	A “synthetic covered call” strategy, similar to the example above, but designed to provide for a set annual distribution rate.
●	A “covered call spread” strategy , which is a type of selling credit spread. The Underlying YieldMax® ETF uses this strategy to earn premium by selling a call option while buying another at a higher strike, with both profit and loss capped.
●	A “combination options” strategy, whereby the Underlying YieldMax® ETF uses a variety of different options strategies to generate options premiums.

See “Additional Information About the Funds” below for a more detailed description of the YieldMax® ETFs options strategies.

Each Underlying YieldMax® ETF’s performance will differ from that of its Underlying Reference Asset’s performance. The performance differences will depend on, among other things, the value of its Underlying Reference Asset, changes in the value of the Underlying Reference Asset options contracts that Underlying YieldMax® ETF has purchased and sold, and changes in the value of the U.S. Treasuries.

Tax Loss Harvesting

If a specific Underlying YieldMax® ETF has recently incurred substantial losses, the Fund may choose to redeem (or otherwise exit) its investment in that particular ETF in order to seek to capitalize on tax loss harvesting (a strategy that seeks to minimize the Fund’s capital gains). In that case, the Adviser will use the proceeds from such redemption and invest them in the same strategies as that of the redeemed Underlying YieldMax® ETF. This approach aims to achieve returns akin to those of the redeemed Underlying YieldMax® ETF in which the Fund was invested. The strategy will be employed for a minimum of 31 days to adhere to applicable tax rules. This strategy will not be utilized for Underlying YieldMax® ETFs that invest directly in the Underlying Reference Asset.

Portfolio Construction

The portfolio will generally consist of between 15 to 35   Underlying YieldMax® ETFs, reflecting those with the highest relative performance over a recent period . Among those Underlying YieldMax® ETFs selected for the portfolio, weighting is based on the relative performance of each, with Underlying YieldMax® ETFs with higher performance receiving larger weightings than those with lower performance. When multiple Underlying YieldMax® ETFs with the same or similar Underlying Reference Asset are eligible for inclusion, the Adviser may select just one of these Underlying YieldMax® ETF or, alternatively, may allocate a portion of the portfolio to each. The Adviser will generally reallocate the Fund’s portfolio on a monthly basis, including any eligible new Underlying YieldMax® ETF(s) that qualify for inclusion, but excluding any Underlying YieldMax® ETF for which the tax loss harvesting strategy is currently being used. For a new Underlying YieldMax® ETF to be eligible for inclusion in the Fund’s portfolio, it must have commenced operations and have made an initial distribution. The Fund will not invest in Underlying YieldMax® ETFs that operate as a fund-of-funds ETFs, though certain Underlying YieldMax® ETFs may hold minimal positions of other pooled investment vehicles, such as other ETFs.

The Fund is classified as “non-diversified” under the 1940 Act.

None of the Fund, the Trust, the Adviser or their respective affiliates makes any representation to you as to the performance of any Underlying Reference Asset.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH ANY UNDERLYING ISSUER(S).

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Underlying YieldMax® ETF Risks. The Fund will invest its assets in the Underlying YieldMax® ETFs, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying YieldMax® ETFs. The Fund’s NAV will change with changes in the value of the Underlying YieldMax® ETFs. An investment in the Fund entails more costs and expenses than the combined costs and expenses of direct investments in the Underlying YieldMax® ETFs. Each Underlying YieldMax® ETF is subject to the principal risks outlined for the Fund (including ETF Risks), along with the following additional risks:

●	Underlying Reference Asset Risk. Each Underlying YieldMax® ETF invests in options contracts that are based on the value of its Underlying Reference Asset, which may be a security, an index, or a portfolio of securities. As a result, each Underlying YieldMax® ETF is subject to certain of the same risks as if it held the Underlying Reference Asset (or, as applicable, the securities comprising such portfolio or index), even though it does not. As a result, each Underlying YieldMax® ETF is subject to the risks associated with the industry of the corresponding Underlying Issuer. Certain Underlying YieldMax® ETFs may invest directly in the Underlying Reference Asset.
●	Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Each Underlying YieldMax® ETF’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or Underlying YieldMax® ETF’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The Underlying YieldMax® ETFs investment strategies are primarily options-based, but swaps may also be utilized. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the reference asset has a dramatic move that causes a material decline in the Underlying YieldMax® ETF’s net assets, the terms of a swap agreement between the Underlying YieldMax® ETF and its counterparty may permit the counterparty to immediately close out the swap transaction with the Underlying YieldMax® ETF. This could prevent Underlying YieldMax® ETF from achieving its investment objective, which could result in losses for the Fund.
●	Counterparty Risk. Each Underlying YieldMax® ETF faces counterparty risk through its investments in options contracts, held via clearing members due to its non-membership in clearing houses, with the risk exacerbated if a clearing member defaults or if limited clearing members are willing to transact on its behalf. This risk is also magnified as the Underlying YieldMax® ETF primarily focuses on options contracts on a single security, potentially leading to losses or hindrance in implementing its investment strategy if adverse situations with clearing members arise.
●	Price Participation Risk. Each Underlying YieldMax® ETF employs a strategy of selling call option contracts, limiting its participation in the value increase of the Underlying Reference Asset during the call period. Should an Underlying Reference Asset’s value increase beyond the sold call options’ strike price, the Underlying YieldMax® ETF may not experience the same extent of increase, potentially underperforming the Underlying Reference Asset and experiencing a NAV decrease, especially given its full exposure to any value decrease of the Underlying Reference Asset over the call period.
●	Distribution Risk. Each Underlying YieldMax® ETF aims to provide distributions on a monthly or more frequent basis, although there’s no guarantee of distribution in any given month or week, and the distribution amounts may vary significantly. Distributions may consist of capital returns, reducing each Underlying YieldMax® ETF’s NAV and trading price over time, thus potentially leading to significant losses for investors (including the Fund), especially as an Underlying YieldMax® ETF’s returns typically exclude any dividends paid, if any, by the Underlying Reference Asset, which may result in lesser income compared to a direct investment in the Underlying Reference Asset.

●	NAV Erosion Risk Due to Distributions. When an Underlying YieldMax® ETF makes a distribution, its NAV typically drops by the distribution amount on the related ex-dividend date. The repetitive payment of distributions may significantly erode an Underlying YieldMax® ETF’s NAV and trading price over time, potentially resulting in notable losses for investors (including the Fund).
●	Call Writing Strategies Risks. The continuous application of an Underlying YieldMax® ETF’s call writing strategy impacts its ability to participate in the positive performance of its Underlying Reference Asset, which in turn affects each Underlying YieldMax® ETF’s returns both during the term of the sold call options and over longer time frames. An Underlying YieldMax® ETF’s participation in its Underlying Reference Asset’s positive performance and its own returns will depend not only on the Underlying Reference Asset’s value but also on the path the Underlying Reference Asset’s value takes over time, illustrating that certain value trajectories of the Underlying Reference Asset could lead to suboptimal outcomes for the Underlying YieldMax® ETF. Additionally, when implementing the Covered Call Spread Strategy, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the value of the Underlying Reference Asset rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the Underlying YieldMax® ETF’s performance under this strategy.

●	Single Issuer Risk. Each Underlying YieldMax® ETF, focusing on an individual security (Underlying Reference Asset), may experience more volatility compared to traditional pooled investments or the market generally due to issuer-specific attributes. Its performance may deviate from that of diversified investments or the overall market, making it potentially more susceptible to the specific performance and risks associated with the Underlying Reference Asset.

●	Concentration Risk. Each Underlying YieldMax® ETF concentrates its investments in the same sector, industry or group of related industries as that of its Underlying Reference Asset. To the extent that an Underlying YieldMax® ETF concentrates in a particular sector, industry or group of related industries, it will be subject to the risk that economic, political, or other conditions that have a negative effect on such sector, industry or group of related industries will negatively impact it to a greater extent than if its assets were invested in a wider variety of industries.

●	High Portfolio Turnover Risk. Each Underlying YieldMax® ETF may actively and frequently trade all or a significant portion of the Underlying YieldMax® ETF’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Underlying YieldMax® ETF’s expenses.
●	Liquidity Risk. Some securities held by the Underlying YieldMax® ETFs, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Underlying YieldMax® ETFs as each will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If an Underlying YieldMax® ETF is forced to sell an illiquid security at an unfavorable time or price, the Underlying YieldMax® ETF may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Underlying YieldMax® ETF from limiting losses, realizing gains or achieving a high correlation with the Underlying Reference Asset. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Underlying YieldMax® ETFs.

●	Money Market Instrument Risk. The Underlying YieldMax® ETFs may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.
●	Tax Risk. Each Underlying YieldMax® ETF aims to qualify as a Regulated Investment Company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) to avoid U.S. federal income tax on distributed net investment income and net capital gain, provided certain conditions are met. Failure to meet the RIC criteria, especially if the value of held options exceeds 25% of the total ETF assets at the end of a tax quarter, could subject an Underlying YieldMax® ETF’s income to taxation at both the fund and shareholder levels, though there’s a grace period to rectify such non-compliance; each Underlying YieldMax® ETF employs a synthetic strategy, maintaining a treasury securities portfolio to aid in meeting diversification requirements.

●	U.S. Government and U.S. Agency Obligations Risk: Each Underlying YieldMax® ETF may invest in securities issued by the U.S. government or its agencies, where the repayment of principal and interest might be backed by the full faith and credit of the United States or solely by the issuing agency. In cases where the issuing agency or instrumentality is the sole backer, investors are reliant on that entity for repayment, with no assurance that the U.S. Government would provide financial support to such agencies or instrumentalities if not obligated, potentially posing a repayment risk.

Technology Sector Risk. The Fund will, via its investments in the Underlying YieldMax® ETFs, have exposure to the Underlying Reference Assets, several of which are companies in (or reliant upon) the technology sector, and therefore the performance of the Underlying YieldMax® ETFs (and the Fund) could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of a Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Options Strategy Risks. During periods when the Fund uses options strategies directly, rather than indirectly via its investments in Underlying YieldMax® ETFs, the Fund will be directly subject to all of the risks described above under the heading “Underlying YieldMax® ETF Risks.”

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “Aps”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) Aps exit the business or otherwise become unable to process creation and/or redemption orders and no other Aps step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock or ETF, such as AI’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on such Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.yieldmaxetfs.com.

Calendar Year Ended December 31

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 21.10% for the quarter ended June 30, 2025 and the lowest quarterly return was -10.10% for the quarter ended March 31, 2025.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception January 16, 2024
Return Before Taxes	6.43%	15.96%
Return After Taxes on Distributions	-5.95%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares	3.80%	7.72%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	21.91%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Qiao Duan, CFA, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2024.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Kimberly Chan, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.